Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [X]
Filed by a party other than the registrant[ ]


Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FirstBank NW Corp.
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                 (Name of Registrant as Specified in Its Charter)

                            FirstBank NW Corp.
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                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
         N/A
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(2)  Aggregate number of securities to which transactions applies:
         N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         N/A
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(4)  Proposed maximum aggregate value of transaction:
         N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
         N/A
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(2)  Form, schedule or registration statement no.:
         N/A
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(3)  Filing party:
         N/A
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(4)  Date filed:
         N/A
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


                      [Letterhead of FirstBank NW Corp.]






                               June 13, 2000






Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of FirstBank NW Corp. The meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 19, 2000, at 2:00 p.m., local time. The Company is the holding company for FirstBank Northwest.

     The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BDO Seidman, LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ Clyde E. Conklin

                              Clyde E. Conklin
                              President and Chief Executive Officer

                             FIRSTBANK NW CORP.
                              920 MAIN STREET
                           LEWISTON, IDAHO 83501
                               (208) 746-9610
-----------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On July 19, 2000

-----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FirstBank NW Corp. ("Company") will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 19, 2000, at 2:00 p.m., local time, for the following purposes:

     (1)  To elect three directors to serve for a term of three years;

     (2) To approve the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending March 31, 2001; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on May 31, 2000 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Larry K. Moxley

                              LARRY K. MOXLEY
                              Secretary

Lewiston, Idaho
June 13, 2000

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

-----------------------------------------------------------------------------
                              PROXY STATEMENT
                                    OF
                             FIRSTBANK NW CORP.
                              920 MAIN STREET
                           LEWISTON, IDAHO 83501
-----------------------------------------------------------------------------

                       ANNUAL MEETING OF STOCKHOLDERS
                               JULY 19, 2000
-----------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstBank NW Corp. ("Company"), the holding company for FirstBank Northwest ("Bank"), to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company. The Annual Meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 19, 2000, at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 13, 2000.

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                        VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote. Stockholders of record as of the close of business on May 31, 2000 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of May 31, 2000, the Company had 1,616,633 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

     -- FOR the election of the nominees for director; and

     -- FOR the approval of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending March 31, 2001.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from the nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected. The approval of the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending March 31, 2001 requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Bank's ESOP or 401(k) Profit Sharing Plan. If you are a participant in the FirstBank Northwest Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Bank's 401(k) Profit Sharing Plan, the proxy card represents a voting instruction to the trustees as to the number of shares in your plan account. Each participant in the ESOP and 401(k) Profit Sharing Plan may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in their sole discretion.

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            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of May 31, 2000, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at May 31, 2000.

                                       Number of Shares     Percent of Shares
Beneficial Owners of More Than 5%     Beneficially Owned       Outstanding
---------------------------------     ------------------    -----------------

Westport Asset Management, Inc.
253 Riverside Avenue
Westport, Connecticut  06880                173,200(1)            10.71%

FirstBank Northwest                         158,700                9.82
Employee Stock Ownership Plan Trust

-------------
(1) Information concerning the shares owned by Westport Asset Management, Inc. was obtained from an amendment to Schedule 13G dated February 16, 2000. According to this filing, Westport Asset Management, Inc. has sole voting power with respect to 103,200 shares and shared dispositive power with respect to 173,200 shares.

     The following table sets forth, as of May 31, 2000, information as to the shares of Common Stock beneficially owned by each director, by the executive officers named in the summary compensation table below and by all executive officers and directors of the Company as a group.

                                        Number of Shares    Percent of Shares
Name                                 Beneficially Owned (1)   Outstanding
----                                 ---------------------- -----------------

Robert S. Coleman, Sr.                    25,500                1.57%
Clyde E. Conklin                          45,873                2.84
Steve R. Cox                              29,500                1.02
W. Dean Jurgens                           18,300                1.13
William J. Larson                          9,820                   *
James N. Marker                            7,551                   *
Larry K. Moxley                           53,893                3.33

All Executive Officers and
 Directors as a Group (10 persons)       233,894               14.22
---------------
*    Less than 1% of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Conklin, 1,949 shares; Mr. Moxley, 1,933 shares; all executive officers and directors as a group, 6,157 shares.

     On April 6, 2000, the Company filed Articles of Correction to its Articles of Incorporation with the Office of the Secretary of State of the State of Washington to correct typographical errors that occurred in connection with the reorganization of the Company from a Delaware corporation
to a Washington corporation.   The reorganization was approved by stockholders
on July 21, 1999 and the Company's Articles of Incorporation were filed on August 20, 1999 with the Corporations Division of the Office of the Secretary of State of the State of Washington.

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                    PROPOSAL 1 -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year term, or until their successors have been elected and qualified. The nominees for election this year are W. Dean Jurgens, Clyde E. Conklin and Steve R. Cox. Messrs. Jurgens, Conklin and Cox are current members of the Board of Directors of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Jurgens, Conklin and Cox.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                              Year First
                                                Elected        Term to
    Name                     Age (1)           Director (2)     Expire
    ----                     -------           ------------     ------

                          BOARD NOMINEES

W. Dean Jurgens                 68                1969          2003(3)
Clyde E. Conklin                49                1997          2003(3)
Steve R. Cox                    53                1986          2003(3)

                  DIRECTORS CONTINUING IN OFFICE

William J. Larson               69                1973          2001
Larry K. Moxley                 49                1997          2001
James N. Marker                 63                1974          2002
Robert S. Coleman, Sr.          72                1978          2002

-------------
(1) As of March 31, 2000.
(2) Includes prior service on the Board of Directors of the Bank.
(3) Assuming the individual is re-elected.

     The present principal occupation and other business experience during the last five years of the nominee for election and each director continuing in office is set forth below:

     W. Dean Jurgens, a retired certified public accountant, is former President and co-owner of Jurgens & Co., P.A.

     Clyde E. Conklin, who joined the Bank in 1987, has served as the Chief Executive Officer of the Bank since February 1996 and as President and Chief Executive Officer of the Company since its formation in 1997. From September 1994 to February 1996, Mr. Conklin served as Senior Vice President - Lending. In 1993, Mr. Conklin became Vice President - Lending. Prior to that time, Mr. Conklin served as Agricultural Lending Manager.

     Steve R. Cox is the President and a stockholder of Randall, Blake & Cox, P.A., a law firm in Lewiston, Idaho, and is a non-practicing certified public accountant.

     William J. Larson is a partner in the Quality Inn and Convention Center in Clarkston, Washington and other various real estate development projects. Prior to 1993, he was a partner in Houser & Son, Inc., a livestock and farming operation.

     Larry K. Moxley, who joined the Bank in 1973, currently serves as Chief Financial Officer of the Bank, which position he has held since February 1996. Mr. Moxley has served as Executive Vice President, Chief Financial Officer and Secretary of the Company since its formation in 1997. Mr. Moxley served as Senior Vice President - Finance from 1993 to February 1996 and as Vice President - Finance from 1984 to 1993.

     James N. Marker is general manager and part owner of Idaho Truck Sales Co., Inc., a heavy duty truck dealership.

     Robert S. Coleman, Sr., a retired businessman, is the former President and co-owner of Coleman Oil Co., a petroleum distributor.

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               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the year ended March 31, 2000, the Board of Directors of the Company held 11 meetings and the Board of Directors of the Bank held 20 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     The Audit Committee, consisting of Directors Cox, Jurgens and Zenner, meets with the Bank's outside auditors to discuss the results of the annual audit and to identify and assign audit duties. The Audit Committee met two times during the fiscal year ended March 31, 2000.

     The Executive Committee, consisting of Directors Cox, Jurgens, Coleman, Conklin and Moxley, is responsible for specific orders of business for the Bank that requires expedient action. The Executive Committee did not meet during the fiscal year ended March 31, 2000.

     The Personnel Committee, consisting of the entire Bank's Board of Directors, is responsible for determining compensation for all employees. The Personnel Committee met once during the fiscal year ended March 31, 2000.

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                         DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Non-employee directors currently receive an annual retainer of $10,600. The Chairman of the Board receives an additional $6,000 annually. Directors of the Company who are also employees receive an annual retainer of $8,480.

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the Chief Financial Officer of the Company. No other executive officer of the Company or the Bank received salary and bonus in excess of $100,000 during the year ended March 31, 2000.


                                                Long-term Compensation
                           Annual Compensation          Awards
                           -------------------  ----------------------
                                                Restricted   Number                          All
Name and                                           Stock       of         Other Annual       Other
Position               Year   Salary($)  Bonus   Awards($)  Options(1)  Compensation(2)  Compensation($)
--------               ----   --------   -----   --------   ----------  ---------------  ---------------
Clyde E. Conklin       2000   $93,000   $59,055  $  --         --         $8,480           $10,222(3)
 President and         1999    93,719    49,280   249,798   24,000         8,480            12,556
 Chief Executive       1998    89,570    44,000     --         --          6,360             7,246
 Officer

Larry K. Moxley        2000   $90,000   $66,150  $  --         --         $8,480           $10,222(3)
 Executive Vice        1999    90,000    47,600   249,798   24,000         8,480            12,556
 President and         1998    87,290    42,500     --         --          6,360             7,022
 Chief Financial
 Officer

--------------
(1)  Represents the value of restricted stock awards at September 4, 1998, the date of grant, pursuant to the MRDP. Dividends are paid on such awards if and when declared and paid by the Company on the
     Common Stock.

                                                        5

(2) Consists of directors fees. Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Amounts reflect: for Mr. Conklin, ESOP contribution of $10,222; for Mr. Moxley, ESOP contribution of $10,222.

    Option Grants in Last Fiscal Year. There were no grants made during the fiscal year ended March 31, 2000.

    Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 2000, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the Chief Financial Officer.


                                                   Number of
                                              Securities Underlying          Value of Unexercised
                                              Unexercised Options            In-the-Money Options
                     Shares                   at Fiscal Year End(#)          at Fiscal Year End($)
                   Acquired on   Value      --------------------------     --------------------------
   Name            Exercise(#) Realized($)  Exercisable  Unexercisable     Exercisable  Unexercisable
   ----            ----------- -----------  -----------  -------------     -----------  -------------
Clyde E. Conklin      --           --          4,800         19,200             --           --
Larry K. Moxley       --           --          4,800         19,200             --           --

--------------
(1)  The exercise price on the option grant date was $15.81.  The market price of the Common Stock at May
     31, 2000 was $10.25.  Options are in the money only if the market value of the shares covered by the options is greater than the option exercise price.


Employment Agreements

     On July 1, 1997, the Company and the Bank (collectively, the "Employers") entered into three-year employment agreements with Mr. Conklin and Mr. Moxley. The base salary under the agreements for Messrs. Conklin and Moxley are currently $93,000 and $90,000, respectively, which amounts are paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended for an additional year. The agreements are terminable by the Employers at any time, or by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement for a period of one year, including payment of current cash compensation and continuation of employee benefits.

     The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The severance payment from the Employers will equal three times the executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at March 31, 2000, Mr. Conklin and Mr. Moxley would be entitled to severance payments of approximately $418,750 and $462,048, respectively. Section 280G of the Internal Revenue Code of 1986, as amended, states that severance payments which equal or exceed three times the base compensation of the individual for the most recently completed five taxable years are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreements restrict the executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if the executive voluntarily terminates employment, except in the event of a change in control.

Salary Continuation Agreements

     The Bank has entered into salary continuation agreements with Mr. Conklin and Mr. Moxley as an incentive to ensure their continued employment with the Bank and to provide an additional source of retirement income. Under the agreements, Messrs. Conklin and Moxley would receive lifetime benefits of $4,583 and $4,375 per month, respectively, upon retirement at or after attaining age 60. The monthly benefit would be reduced proportionately in accordance with a specified vesting schedule in the event of termination of employment prior to age 60. The agreements also provide for payment of a reduced benefit in the event of disability and a lump sum death benefit in the event of death while employed by the Bank. In the event of a change in control of the Bank, the agreements provide that the executive would be entitled to a lump sum payment based on his vested benefit when the change in control occurred. The Bank has purchased life insurance on Messrs. Conklin and Moxley to informally fund the Bank's obligations under the salary continuation agreement funded by a single premium annuity in 1995.

------------------------------------------------------------------------------
               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended March 31, 2000, all transactions which were required to be filed were filed in a timely manner.

------------------------------------------------------------------------------
                        TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $482,529 at March 31, 2000. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

------------------------------------------------------------------------------
        PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     BDO Seidman, LLP served as the Company's independent auditors for the fiscal year ended March 31, 2000. The Board of Directors has appointed BDO Seidman, LLP as independent auditors for the fiscal year ending March 31, 2001, subject to approval by stockholders. A representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

------------------------------------------------------------------------------
                              OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                             MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company or the Bank may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 2000 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on May 31, 2000. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 2000, as filed with the SEC, will be furnished without charge to stockholders of record as of May 31, 2000 upon written request to Larry K. Moxley, Corporate Secretary, FirstBank NW Corp., 920 Main Street, Lewiston, Idaho 83501.

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                           STOCKHOLDER PROPOSALS
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     Proposals of stockholders intended to be presented at the Company's
Annual Meeting expected to be held in July 2001 must be received by the Company no later than February 15, 2001 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Company's Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice in writing of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. As specified in the Articles of Incorporation, the notice with respect to

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nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Larry K. Moxley

                             LARRY K. MOXLEY
                             Secretary


Lewiston, Idaho
June 13, 2000

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

                              REVOCABLE PROXY
                             FIRSTBANK NW CORP.

                       ANNUAL MEETING OF STOCKHOLDERS
                               July 19, 2000

    The undersigned hereby appoints the entire Board of Directors of FirstBank NW Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 19, 2000, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                      FOR       WITHHELD
                                                      ---       --------

1.  The election as directors of the nominees        [   ]       [    ]
    listed below (except as marked to the
    contrary below).

    W. Dean Jurgens
    Clyde E. Conklin
    Steve R. Cox

    INSTRUCTIONS:  To withhold your vote
    for any individual nominee, write the
    nominee's name on the line below.

    -------------------------------------

                                                    FOR   AGAINST   ABSTAIN
                                                    ---   -------   -------

2   The approval of the appointment of BDO          [  ]    [  ]      [  ]
    Seidman, LLP as independent auditors
    for the fiscal year ending March 31, 2001.

3. In their discretion, upon such other matters as may properly come before the meeting.

    The Board of Directors recommends a vote "FOR" the listed propositions.


This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 13, 2000 and the 2000 Annual Report to
Stockholders.



Dated:                   , 2000
        -----------------



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PRINT NAME OF STOCKHOLDER              PRINT NAME OF STOCKHOLDER


-------------------------------        ------------------------------------
SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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